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                                                                    EXHIBIT 10.2


                         INVOICE DISCOUNTING AGREEMENT

                                   (RECOURSE)

                                    BETWEEN

                      LOMBARD NATWEST DISCOUNTING LIMITED

                                      AND

                                KLIPPAN LIMITED

================================================================================


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INVOICE DISCOUNTING AGREEMENT

ORDER OF CLAUSES

1.       Introduction                                13.     Your Undertakings to Us

2.       Start and Length of Relationship            14.     Warranties
         Between Us
                                                     15.     FacFlow

3.       Our Ownership of Debts,
         Offers and Client Advices                   16.     Information For Us

4.       Purchase Price of Debts                     17.     Termination Events

5.       Limits and Percentages                      18.     Power to Act in Your Name

6.       Decisions                                   19.     Contacting Other Parties

7.       Disputes                                    20.     Assignment, Delegation and
                                                             Force Majeure

8.       Our Accounts                                21.     Service of Notices and Process

9.       Charges and Indemnities                     22.     Law and Jurisdiction

10.      Repurchase                                  23.     Interpretation of this Agreement

11.      Agency                                      24.     General

12.      Trusts and Other Rights

ANNEXES

SCHEDULE

CLIENT PARTICULARS

EXECUTION


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                         INVOICE DISCOUNTING AGREEMENT

THIS AGREEMENT IS MADE ON:          the last date shown for the signatures of
                                    the parties at the end of this document.

BETWEEN:

         (1)      LOMBARD NATWEST DISCOUNTING LIMITED ("We/Us")

                  and

         (2)      THE CLIENT NAMED IN THE CLIENT PARTICULARS ("You")

1.       INTRODUCTION

1.1 This Agreement applies only to those Debts specified in the Schedule at the end of this document created by you under whatever trading name or style you may ever carry on business. We may later extend or reduce the scope of this Agreement to such Debts as we agree in writing signed by both you and us. Certain words used in this document have special meanings which are explained in the Annexe of Definitions. Their first letter is in capitals.

1.2 You will sell to us with full title guarantee and we will purchase from you all Debts to which this Agreement applies which are created after the date of this Agreement and until its termination. You will also Offer to us all Debts to which this Agreement applies which are Outstanding on the date this Agreement is made.

2.       START AND LENGTH OF RELATIONSHIP BETWEEN US

2.1 This Agreement shall start on the date it is made and it will run for the minimum period shown in the Schedule. After the end of the minimum period our relationship with you will then continue until ended by either you or us giving to the other notice of at least the minimum shown in the Schedule. Such notice may be given at any time, even during the minimum period, provided it runs out on or after the end of the minimum period. During any period of notice you will continue to comply with all your obligations to us.

2.2 Should this Agreement end within the minimum period shown in the Schedule you must pay us a sum equal to the shortfall between the amount of the minimum commission charge that would have been earned had this Agreement continued for the minimum period, and the commission charges actually earned.

2.3 Should you wish to end this Agreement but give us notice of less than the minimum shown in the Schedule we may still agree to your request, subject to an additional fee. For each month or part of a month that your notice falls short of the minimum notice period the fee will be the higher of:

         2.3.1 the monthly average of the commission charges earned in the six calendar months before we agree to accept your request; or

         2.3.2 one twelfth of the minimum commission charge for the twelve calendar months before we agree to accept your request.

2.4 We can also immediately end this Agreement by giving you written notice at any time after a Termination Event.


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3.       OUR OWNERSHIP OF DEBTS, OFFERS AND CLIENT ADVICES

3.1 As soon as possible on or after the date of this Agreement you will deliver an Offer in respect of each Initial Debt Outstanding together with its Related Rights. If we wish to accept an Offer, this will be done by crediting the Notified Value of each accepted Debt to the Receivables Purchased Account. Upon doing so our ownership of such accepted Debt shall be complete and the Debt thereby assigned to us.

3.2 You hereby transfer to us the ownership of all Debts and in addition you hereby assign to us all Scottish Debts (in each case together with their Related Rights) created after the date of this Agreement until the ending of this Agreement. Our ownership of such Debts shall be complete and they shall vest in us the moment they are created.

3.3 During the life of this Agreement you will enter the Debts and any relative credits onto your Customers' accounts following Delivery of the Goods and send us a Client Advice of them, unless they are Non-Notifiable Debts. Immediately you make any Adjustments you will send us details of them on a Client Advice.

4.       PURCHASE PRICE OF DEBTS

4.1 The Purchase Price of the Debts covered by this Agreement is to be the amount received by us towards the discharge of the Debts but less:

         4.1.1    Customers' prompt settlement discounts later claimed; and

         4.1.2 any other later claimed Customers' deductions, abatements or set-offs; and

         4.1.3    the discounting charges and commission charges; and

         4.1.4    all other sums due to us.

5.       LIMITS AND PERCENTAGES

5.1 The Limits (except Funding Limits) shall, to start with, be as stated in the Schedule. We may at any time increase or decrease any or all of the Limits with immediate effect.

5.2 We will tell you of any changes to the Limits (except Funding Limits). We can tell you by written notice, oral advice or making the same available through FacFlow, even if no enquiry be made.

5.3 We may also set up a Funding Limit for each Customer, and will tell you of any balance which exceeds it.

5.4 No Prepayments will be available against Debts in excess of a Funding Limit. If, following a reduction of a Funding Limit, the amount of Prepayments already made exceeds your Availability, the excess must be paid back immediately to us.

6.       DECISIONS

6.1 We need not give reasons for any of our decisions and all decisions and information given by us are confidential. You must treat any information regarding Funding Limits as legally privileged and will indemnify us against all claims arising from breach of your duty of confidentiality. You must not take Funding Limits as our view of the creditworthiness or otherwise of a Customer. We do not operate a credit reference service.


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7.       DISPUTES

7.1 If any Customer disputes a Debt or his liability to pay by its due date or asserts any counterclaim or claim for reduction of or retention or set-off against a Debt (except for a settlement discount not exceeding 7.5%), then:

         7.1.1    you must promptly give us full details; and

         7.1.2 you must do your best to settle all such disputes and claims promptly and directly with your Customers.

7.2 You must promptly raise a credit note if a Customer is entitled to one. Unless we have brought clause 7.3 into effect you must immediately deliver the credit note to the Customer and include its details on your next Client Advice. The credit note will be debited to the Receivables Purchased Account.

7.3 We may at any time write and tell you either that no credit notes can be despatched to your Customers without our prior consent or that any credit notes must be sent to us for our consent before we then despatch them.

7.4 Clauses 7.1 to 7.3 shall not affect those rights which we may have because this Agreement has been breached.

8.       OUR ACCOUNTS

8.1 The Notified Value of all Debts will be credited to our account known as the "Receivables Purchased Account". The balance on this account is our record of the prospective Purchase Price of Debts before any of the deductions used under clause 4.1 to calculate the Purchase Price.

8.2 You may also take Prepayments from us in respect of Debts credited to the Receivables Purchased Account. These payments will be debited to both the Receivables Purchased Account and to the Memorandum Discounting Statement. The amount taken must not exceed either your Availability or the Prepayment review level shown in the Schedule. Your Availability will immediately be affected if any Debt later becomes an Ineligible Debt.

8.3 We may debit the Receivables Purchased Account and the Memorandum Discounting Statement with all other sums you owe us. If the debit balance on the Memorandum Discounting Statement results in a negative Availability you must immediately pay the excess to us without our having to ask you.

8.4 The value of any Remittance received by us will be credited to the Memorandum Discounting Statement with an effective date for calculating discounting charges as follows:

         8.4.1 if in cleared funds by electronic means to the specific account we tell you for such purpose - the same calendar day that we receive the Remittance;


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         8.4.2    other Remittances paid into our bank account - four calendar days after the date of lodgement by you of such Remittance, provided:

                  - for FacFlow users, you record the lodgement in FacFlow on the same date it is made and tell us by means of a FacFlow Transmission within such four calendar day period. If your FacFlow Transmission takes place later, the effective date for calculating discounting charges will be the date of this transmission; or

                  - for non FacFlow users, we receive a duplicate bank paying-in slip, duly stamped by the receiving bank, within the four calendar day period. If we receive the paying-in slip later, the effective date for calculating discounting charges will be the date of such receipt.

8.5      The balance on the Memorandum Discounting Statement will reflect:

         8.5.1    payments taken by you;

         8.5.2    any sums owed by you to us; and

         8.5.3    any Remittances received by us.

8.6 If the Memorandum Discounting Statement shows a credit balance we will normally pay this to you without your asking us but, at our discretion, we may withhold amounts equal to:

         8.6.1    any credit balances on Customers' accounts; and

         8.6.2    the amount of Your Responsibility.

8.7 We cannot let you take any credit balance from your Memorandum Discounting Statement after we have been told of the issue of a petition for your sequestration, bankruptcy or winding up. Provided that we do not exercise any of our rights under clause 17 we shall need to see a court order dismissing the petition before starting payments again.

8.8 We may at any time add together the balances on all accounts recording transactions between you and us. We may also at any time apply or set-off any amounts owing by you to us and the amount of Your Responsibility against any amounts owing by us to you. Where any amounts due by you to us, including those prospectively and contingently due, cannot immediately be found out we may make a reasonable estimate.

8.9 We will provide you with statements of the Receivables Purchased Account and the Memorandum Discounting Statement. These shall be treated as correct and binding upon you, except for those errors which shall be obvious or contrary to law or where we receive your written notice within 10 days of our despatch of such statements to you.

8.10 You will accept a certificate signed by our Company Secretary or a director of ours as to all or any of the following on the date referred to in the certificate:

         8.10.1   the balance on the Memorandum Discounting Statement;

         8.10.2   the balance on the Receivables Purchased Account;

         8.10.3   any loss or damage suffered by us;

         8.10.4   the amount of Your Responsibility;

         8.10.5   any other amount payable to us.


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         In any proceedings such certificate shall be conclusive evidence as to the balance, loss, damage or amount on the date so certified.

8.11 If we ask you to do anything you will pay all costs and expenses of doing so. If you do not carry out anything which we have a right to ask for then we may do it and you will pay all our costs and expenses.

8.12 All payments due from you to us shall be made in immediately available funds free and clear of any right of retention, set-off or counterclaim or any other withholding or deduction. If you are required by law to make any withholding or deduction, you will pay such additional sum needed so that we receive the full amount due to us under this Agreement.

9.       CHARGES AND INDEMNITIES

9.1 You will pay us the discounting charge which shall accrue from day to day. It will be worked out at the rate shown in the Schedule on the debit balance on the Memorandum Discounting Statement. Any payment to you will be debited to the Memorandum Discounting Statement with an effective date for calculating discounting charges as follows:

         CHAPS       -            the same day as the payment is taken.

         2 days BACS -            two calendar days from the date that the
                                  payment is initiated.

         3 days BACS -            three calendar days from the date that the
                                  payment is initiated.

9.2 The discounting charge shall be debited daily to the Receivables Purchased Account and to the Memorandum Discounting Statement. Any debit to the Memorandum Discounting Statement shall be treated as a Prepayment for the purpose of working out the discounting charge.

9.3 We shall be entitled to a commission charge at the rate shown in the Schedule for each Notified Debt. We shall debit this to both the Receivables Purchased Account and the Memorandum Discounting Statement at the end of each calendar month. No refund of any commission charges can be made either if a credit note is issued or if this Agreement ends.

9.4 If the total of all commission charges in each period shown in the Schedule falls short of the sum needed during that period to reach the minimum commission charge you will pay us the shortfall. If we consider such shortfall likely then we may debit it to the Receivables Purchased Account and to the Memorandum Discounting Statement.

9.5 If this Agreement does not end on the last day of a period for the calculation of the minimum commission charge then when the Agreement does end you will pay us the minimum commission charge to the end of such period.

9.6 Payments to you will be made by BACS or CHAPS or such other method we may at any time advise you. Any administration charges to you for such payments will be at the same rate as those of our bankers.

9.7      If our bankers charge us, you will repay to us their charges for:

         9.7.1    dealing with dishonoured Remittances;

         9.7.2    collecting any Remittances in a currency other than Sterling;

         9.7.3 collecting Remittances in Sterling drawn on a bank outside the United Kingdom.


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9.8      You will pay us an arrangement fee for any variation of this Agreement requested by you or any additional service provided outside its scope. If we permit payments in excess of your Availability, we may also make an additional facility charge until the excess is repaid. This will not affect any other rights we may have.

9.9 If we make special visits to your premises or anywhere else then you will pay all our costs and expenses.

9.10 You will fully indemnify us against all losses, costs, demands, disbursements, fees and expenses of:

         9.10.1 obtaining the release of Debts from charges, trusts or other encumbrances or enforcing such release;

         9.10.2 assignments or reassignments of Debts or Related Rights or giving notices of assignment or reassignment;

         9.10.3 taking guarantees or indemnities from any person, including a receiver;

         9.10.4 enforcing either this Agreement or any guarantee or indemnity given in respect of it;

         9.10.5 all matters arising from any breach by you of this Agreement or the occurrence of a Termination Event;

         9.10.6   any Customer failing to pay a Debt at its full Notified
                  Value;

         9.10.7 any solicitor or agent engaged to collect Debts or conduct legal proceedings concerning Debts and all legal fees and disbursements payable to any other party to such proceedings.

9.11 Changes to the discounting charge, the commission charge and the minimum commission charge shall only be effective if in writing signed by both you and us.

9.12     VAT, if applicable, will be added to all fees and charges quoted by us.

9.13 You will pay us immediately on demand any amount which we have to pay to any Customer by way of refund claimed under a direct debit guarantee given by us.

10.      REPURCHASE

10.1 We may at any time require you to Repurchase an Ineligible Debt from us.

10.2 Should we require you to Repurchase Debts from us we will continue to own all such Debts until we receive the price for all Repurchases. At this point we shall transfer them back to you. We shall then account to you for any further sums received by us from your Customers in respect of such Debts.

11.      AGENCY

11.1 We alone shall have sole and absolute discretion as to how to collect and enforce payment of Debts. We can do this in whatever way we see fit. Until we exercise our rights under clause 11.5 you must, at your expense, collect Debts and manage Customers' accounts for us as our undisclosed agent. You are not our agent for any other purpose.

11.2 Throughout the term of this Agreement you must ensure that all Debts are promptly and correctly recorded in your Accounting Records and that your sales ledger control bears a conspicuous notation that Debts have been sold and assigned to us.


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11.3     During your agency we may communicate in your name with Customers for the purposes of Debt verification.

11.4 You must act promptly and efficiently when carrying out your duties as our agent.

11.5 We may at any time vary the terms of your agency as we see fit. If we request you will give notice to each Customer that we are the owner of all your present and future Debts. We will tell you the wording of the notice which we can also give on your behalf. Unless we state otherwise, such request will act as a cancellation of your agency, whereupon we alone shall be entitled to collect and enforce payment of all Debts in whatever way we see fit, including by direct debits. You will fully co-operate with us and, as we direct, will help us to collect Debts.

11.6     After the cancellation of your agency:

         11.6.1   you must not say you are our agent;

         11.6.2 you must immediately send us your Accounting Records to do with Debts;

         11.6.3 we will maintain your Customers' accounts in the form of a sales ledger;

         11.6.4 you must make sure Customers pay all their Debts to us or as we direct;

         11.6.5 in our absolute discretion we may settle, conduct or abandon any collection activity and you will be bound by our actions and decisions;

         11.6.6 in our absolute discretion we can grant time or other indulgence at any time to any Customer without discharging you from your obligations to us, and compromise claims with Customers or accept payment from a Customer which is less than the Notified Value of the Debt;

         11.6.7 in our absolute discretion we may start, defend or compromise any legal proceedings and you will be bound by our actions and decisions; the proceedings may be in our or your name; you will give us all evidence we may at any time need, whether before during or after any proceedings; you will make sure that those witnesses we need will attend court; we may use an alternative dispute resolution procedure involving mediation or arbitration;

         11.6.8 we can repay to a Customer any credit balance shown on their account;

         11.6.9 you will be responsible for paying all our charges, costs, expenses and fees for collecting or attempting to collect any Debt, including:

                  -        our own internal costs, expenses and court fees;

                  - those of any solicitor or collection agent engaged by us;

                  -        those payable to any other party to the proceedings;

         11.6.10 we may require you to give us security for the above costs and expenses; we will credit the Receivables Purchased Account and the Memorandum Discounting Statement with any costs and expenses recovered.

12.      TRUSTS AND OTHER RIGHTS

12.1 From the moment that you receive any Remittance, you will hold it absolutely in trust for us. We may give notice to anyone that such trust exists.


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12.2     When you receive a Remittance you must:

         12.2.1 immediately pay it into our bank account, or into a trust bank account in your name;

         12.2.2 not pay it into any other account or deal with or negotiate it.

12.3 A trust bank account must be run according to our instructions. This means that we may irrevocably appoint our officers as the only people who can authorise transactions on the account.

12.4 You must authorise and indemnify our bankers so that they can credit our bank account with any transfers received from your bankers or your Customers' bankers and so they can collect the proceeds of any Remittances payable to you or your agents.

12.5 You must give us a letter addressed to your bankers instructing them to transfer to our bankers any cheques, bank giro transfers, BACS, CHAPS and other electronically transferred funds that may be received by your bank from Customers. You will not be able to cancel such instructions.

12.6 If we do not become the owner of any Debt or its Related Rights covered by this Agreement for any reason then you will be treated as holding such Debt or its Related Rights on trust for us free from all encumbrances.

12.7 You must promptly tell us about all Returned Goods. We may require you to set these aside marked with our name as the owner. You will then deliver them to us, or deal with them as we direct. We can, without notice, enter any premises where we believe Returned Goods or any other items comprised in the Related Rights are kept. We can take possession of or sell any Returned Goods on such terms and at such prices as we consider appropriate. We shall credit the net proceeds towards the discharge of the relative Debts. If we ask, you will deliver to us or allow us to take away any other items included in the Related Rights which we may deal with as we see fit.

13.      YOUR UNDERTAKINGS TO US

13.1 Whilst this Agreement is in force and then until you have paid all monies owing to us you undertake:

         13.1.1 to make sure the payment and settlement discount terms for each Debt and any rights of retention, abatement or rebate are not more generous than those appearing in the Schedule and that these appear on every invoice and all copies;

         13.1.2 not to cancel or vary any Sale Contract or any payment terms or settlement discounts after Delivery unless you have our written consent;

         13.1.3   to make sure that every Sale Contract shall:

                  - only be made in the ordinary course of your business stated in the Client Particulars;

                  -        be subject to English law or Scots law;

                  -        provide for payment by the Customer in Sterling;

                  - not include any prohibition against assignment of the Debt;

         13.1.4 to make sure that neither you nor any Associate enters into any other agreement for the factoring, charging, declaring in trust or discounting of Debts with any other party or into any arrangement prejudicial to our outright ownership of Debts;


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13.1.5   to tell us immediately you know about the following:

         - any change or contemplated change in the directors or partners or the control or ownership of your company, firm or business or of any guarantor or indemnifier of your obligations to us;

         - any threatened or pending Insolvency proceedings against you, or against any guarantor, indemnifier or Associate;

         - any changes in the status, address, or creditworthiness of a Customer;

         - any security holder taking any steps towards or actually enforcing its security over any part of your assets or undertaking;

         - any floating charge given by you being crystallised or becoming converted into a fixed charge;

         - all retrospective or quantity discounts agreed with Customers;

         - any payment or settlement discount terms different from those shown in the Schedule;

13.1.6   immediately we ask:

         -        to provide information about your Customers;

         - to give evidence satisfactory to us of any order and the completion of any Sale Contract;

         -        to exercise any reservation of title to Goods in the Sale
                  Contract;

         - to deliver to us and not to your Customer the originals of any of the items comprised in the Related Rights, together with as many copies as we may require; we may forward these to the Customer or other persons or organisations as appropriate at your expense;

13.1.7 not to include in an Offer or a Client Advice, until we tell you, any Debt which shall:

         -        be due by an Associate;

         - be due by a Customer who also supplies goods or services to you;

         - arise from Goods supplied by you on approval, trial, evaluation, consignment, sale or return or similar terms;

         - be due by a Customer who has not purchased the Goods for his business;

         -        be regulated by the Consumer Credit Act 1974;

         -        arise from the sale of your capital or fixed assets;

         - be due under a Sale Contract in a currency other than Sterling unless a Currency Annexe applies;

         - be within the category of Non-Notifiable Debts detailed in the Schedule, or such other Debts as we may specify;



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         13.1.8   immediately to cease and desist from any contra accounting arrangements with your Customers;

         13.1.9 not to include in an Offer or a Client Advice any Debt until the Goods have been Delivered;

         13.1.10  to keep us advised of the identity of your Associates;

         13.1.11 promptly to perform all your further and continuing obligations to a Customer and, if we ask, to give evidence of such performance;

         13.1.12 to create such security in our favour on your undertaking and assets as we may specify for your performance of this Agreement, or in respect of Debts intended to be owned by us but which for any reason fail to belong to us;

         13.1.13 to sign any additional documents and do anything we may need to exercise or enforce our rights, to sign assignments of Debts or Related Rights or endorse or Assign any instrument or security included in the Related Rights; any such assignment of a Scottish Debt or any of its Related Rights will support the assignment given in clause 3.2 but will not prejudice that earlier assignment;

         13.1.14 to follow our guidelines for the day to day efficient working of this Agreement;

         13.1.15 to make sure that your warranties about Debts are complied with until they are discharged;

         13.1.16 to take all steps we may require for the protection of our interests under or arising out of this Agreement and in mitigating any loss we may suffer.

14.      WARRANTIES

14.1 By including a Debt in an Offer or a Client Advice you will be treated as having given all of the following warranties to us:

         14.1.1 all the particulars contained in the Offer or Client Advice are correct and complete and the Debt has not been previously Notified to us;

         14.1.2 each Debt relates to an actual and bona fide sale and Delivery in accordance with the Sale Contract;

         14.1.3 the Debt is payable in the U.K. without any retention, set-off or counterclaim by a Customer with an established place of business in the U.K.;

         14.1.4 you have the absolute right to transfer the Debt to us and, except in our favour, it shall remain free from any security, charge, trust, option, pledge, hypothecation, encumbrance, lien or any tracing rights adversely affecting the Debt, the Goods or the proceeds;

         14.1.5 our ownership of the Debt will not violate any laws or agreement affecting you;

         14.1.6 the Notified Value of the Debt is the same as its Contracted Value;

         14.1.7 all sums due or obligations by you to the Customer have been paid or performed and you will have no other obligations towards the Customer which could reduce the amount payable to us for the Debt;


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         14.1.8   no right or claim of rescission, defence, adjustment or other right or claim exists or will arise to reduce or extinguish the Notified Value of the Debt or affect our ability to collect the Debt;

         14.1.9 the correct name and address of the Customer and any required purchase order number appear on the invoice or credit note, on any documents supplied evidencing the Debt and all correspondence;

         14.1.10 the Customer has obtained all the consents and certificates necessary in order to pay the Debt;

         14.1.11 the invoice or credit note identifies the currency for payment as Sterling;

         14.1.12  the Debt is one to which this Agreement applies;


         14.1.13  where the Debt relates to a claim for interest:

                  - all legal criteria for your interest claim have been fulfilled;

                  - the principal Debt to which your interest claim relates has previously been Notified;

                  - your interest claim must be Notified to us within three months of the date the principal Debt was paid;

                  - no credit payment terms have been allowed for discharging your interest claim.

14.2 You warrant that prior to entering into this Agreement you have disclosed to us every fact or matter known to you or which you should have reasonably known might influence us in our decision whether or not:

         14.2.1   to enter into this Agreement on these terms; or

         14.2.2 to accept any person as a guarantor or indemnifier of your obligations to us.

14.3 You will immediately tell us of anything which might reasonably influence our decision to continue with this Agreement on these terms.

15.      FACFLOW

15.1 We will provide you with FacFlow. You will provide all computer equipment required at your premises and will keep this equipment virus free and suitable for use. We shall have no responsibility for any damage, loss or corruption of your data, software or equipment caused through the loading or operation of our Software.

15.2     You undertake:

         15.2.1 to use your best endeavours to keep such equipment free from any Equipment Defect or Transmission Defect and to make suitable contingency arrangements to cover any such defect or the withdrawal or suspension of FacFlow;

         15.2.2 immediately to load and use any Software updates which we may provide;

         15.2.3 to keep secret and confidential the method of operation of FacFlow, the Software and all access data and security procedures and to tell us promptly if any contravention is known or suspected;

         15.2.4 on a weekly basis or more frequently if we tell you, to make back up copies on disk of your sales ledger records, including invoices and credit notes, and to securely store such copies away from your premises for at least 4 months, and to advise us of their location.

15.3     You will have a non-transferable licence to use the Software.

15.4 We own all rights in the Software. You may not copy it without our prior written consent, except one copy solely for back-up purposes.

15.5     You and we undertake to each other:

         15.5.1 to use all reasonable endeavours to ensure that each FacFlow Transmission is completely and correctly sent;

         15.5.2 to tell the other promptly if either is aware of any Equipment Defect or Transmission Defect and to co-operate with the other to remedy it;

         15.5.3 to maintain appropriate records in support of FacFlow Transmissions and to ensure that FacFlow is not accessible to unauthorised persons.

15.6 We will maintain a Transmissions Log which shall, in the absence of manifest error, be conclusive proof and evidence of the FacFlow Transmissions sent or received by us.

15.7 We may rely upon any FacFlow Transmission ostensibly sent by you even though it may be sent without your authority. We may also rely upon any FacFlow Transmission sent through your agent or intermediary.

15.8 We may without notice suspend, withdraw or reactivate the operation of FacFlow.

15.9 We shall have no responsibility to you for any loss or damage as a result of any failure or delay in complying with our obligations in connection with FacFlow, including that arising from any:

         15.9.1   Equipment Defect or Transmission Defect;

         15.9.2   suspension or withdrawal of FacFlow;

         15.9.3 act or omission of any third party or abnormal operating conditions;

         15.9.4 failure to process any FacFlow Transmission to our internal systems, even though accepted by FacFlow.

15.10 Upon withdrawal of FacFlow you will immediately return to us any property of ours in your possession or under your control.

15.11 You will indemnify us against all losses and damages that we may incur if you breach your obligations in respect of FacFlow.

15.12 FacFlow does not operate on a real time basis. Please note any information is only accurate to an earlier point in time. In particular any request by you for a payment based upon any Availability shown may be varied by us as further information becomes available.

15.13 Subject to clause 15.12, you and we will give each FacFIow Transmission the same status as if it had been in writing, signed on behalf of the sender and physically delivered to the recipient, unless the FacFlow Transmission can be shown to have been corrupted as a result of technical failure. FacFlow Transmissions shall be treated as satisfying any legal requirement for a communication to be in writing. You waive any rights to challenge the validity of any FacFlow Transmission on the ground that it was prepared and/or sent and/or received only in electronic form.

15.14 A FacFlow Transmission regarding Initial Debts shall be treated as including the following words:

         "In accordance with the Invoice Discounting Agreement between Lombard NatWest Discounting Ltd and ourselves the Debts referred to in this FacFlow Transmission shall be considered as being subject to an Offer".

16.      INFORMATION FOR US

16.1 You must give us a signed copy of your full set of accounts, including your directors' and auditor's report or such other financial reports as we request, for each of your accounting reference periods (as defined in the Companies Act 1985). You must give us these items as soon as you have them, which must be no later than six months from the end of each accounting period.

16.2 You must give us your management profit and loss account and balance sheet at such intervals as we tell you. You will also give us such other financial reports that we may ask for and you will ensure that your auditors or external accountants report to us directly any information that we require.

16.3 You will provide to us by the monthly returns due date specified in the Schedule:

         16.3.1 an aged analysis of Debts on the basis specified in the Schedule and correct to the last day of the preceding month. The ageing must also identify those Customers' accounts which are either in dispute or have been passed to solicitors, debt collectors or other third parties for collection;

         16.3.2 copy Customers' statements for the same period as in clause 16.3.1;

         16.3.3 a sales ledger control in the format we tell you reconciled to the aged analysis of Debts in clause 16.3.1;

         16.3.4   any other information we may ask for.

16.4 You will let any employee, representative or agent of ours enter any of your business premises or locations under your control in order to:

         16.4.1 inspect Goods, stocks, Sale Contracts and evidence of their performance;

         16.4.2 verify, check, remove or be provided with copies of all Accounting Records.

16.5 We may at all times rely upon any signature, act or communication of any person purporting to act on your behalf and the same shall be binding upon you.

17.      TERMINATION EVENTS

17.1 In addition to the right of either you or us to give notice to the other to end this Agreement under clause 2.1, we may immediately end it at any time after any of the following events:

         17.1.1   any breach or threatened breach by you of this Agreement;

         17.1.2 the breach or threatened breach or the termination of any contract between us and any of your Associates;

         17.1.3 any application by any creditor of yours for a court order that we must pay money to your creditor or must stop paying any monies to you;

         17.1.4 if you have an obligation to a third party for repayment of borrowed money which is declared due prior to its stated maturity date or you do not pay it when due;

         17.1.5 any change in your ownership, control, constitution or composition reasonably considered by us to prejudice our position;

         17.1.6 breach or termination by you or a third party of any representation, warranty or undertaking given to us;

         17.1.7 the termination of any waiver, consent, ranking or priority arrangement in our favour;

         17.1.8 your ceasing or threatening to cease to carry on your business referred to in the Schedule;

         17.1.9   your Insolvency;

         17.1.10 the Insolvency or death of any person who has given a guarantee or indemnity for your obligations to us, or the service of a notice of intention to end such guarantee or indemnity or the legal disability of that person;

         17.1.11 if any Associate factors or discounts its debts with another party or is threatened with Insolvency proceedings or becomes Insolvent;

         17.1.12 your failure to comply with the minimum notification requirements shown in the Schedule.

17.2 Upon your Insolvency, ceasing to trade, failure to repay the entire Repurchase price under clause 17.4.1 or our cancelling your agency referred to in clause 11.5, we may:

         17.2.1 immediately debit your Receivables Purchased Account and Memorandum Discounting Statement with an additional commission charge of five per cent of the Notified Value of the Debts then Outstanding or Notified to us thereafter in order to cover our additional administrative work; and

         17.2.2   immediately increase the discounting charge by two per cent.

17.3 Upon or at any time after a Termination Event (whether or not we use our right immediately to end this Agreement), we may, with or without notice to you, do any or all of the following:

         17.3.1 reduce the Prepayment percentage to zero or such other figure as we may decide;

         17.3.2   designate all or any Outstanding Debts as Ineligible Debts;

         17.3.3 create a special reserve against the Receivables Purchased Account to cover Your Responsibility;

         17.3.4 add together the balances on all accounts recording transactions between you and us;

         17.3.5 demand that you pay us immediately any debit balance arrived at under clause 17.3.4 plus commission charges and discounting charges accrued but not yet debited and an amount equal to all credit balances on Customers' accounts;

         17.3.6   require you to Repurchase any Debts then Outstanding;

         17.3.7 delay at least ten calendar days, to allow for cheque clearances, before paying to you any credit balance on the Memorandum Discounting Statement.

17.4     Upon the ending of this Agreement, for whatever reason:

         17.4.1 you must Repurchase all Outstanding Debts from us at a price equivalent to the debit balance on the Memorandum Discounting Statement and all other sums due to us;

         17.4.2 you will not attempt to cancel any notices of assignment given to Customers or attempt to collect Debts until you have paid the Repurchase price under clause 17.4.1 and we shall continue to own all Debts until so paid;

         17.4.3 you will be responsible for all credit balances on Customers' accounts and indemnify us in respect of all claims for them;

         17.4.4 you will not Notify us of any Debts arising after the date on which this Agreement ends; and

         17.4.5 we shall pay you any credit balance on the Memorandum Discounting Statement less the amount of Your Responsibility but allowing at least ten calendar days for cheque clearances.

17.5 Except as otherwise provided, the ending of this Agreement shall not affect our respective rights and obligations in respect of:

         17.5.1 any Debts which shall have come into existence prior to such termination; and

         17.5.2 all transactions or events having their inception prior to such termination, including the continued running of the discounting charge and our rights to set-off monies or combine accounts.

         Such rights and obligations shall remain in full force and effect until all monies due from you shall have been received by us and all monies due from us to you shall have been paid.

17.6 Any discharge of your obligations to us shall be of no effect to the extent that any receipt by us shall later be set aside under insolvency law.

18.      POWER TO ACT IN YOUR NAME

18.1 To ensure that you carry out your obligations to us and as security for all sums which shall become due to us, you irrevocably appoint us and our directors, Company Secretary and officers, at any time, jointly and each of them severally to act as your attorneys as we or they think fit in order to do all or any of the following:

         18.1.1 complete and perfect our title to or deal with any Debt, Related Rights or Returned Goods;

         18.1.2 obtain payment of and give valid discharges for any Debt;

         18.1.3 secure performance of any of your obligations to us or to any Customer.

18.2     For these purposes, your attorneys may do any of the following:

         18.2.1   sign all documents;

         18.2.2   endorse and/or negotiate all Remittances;

         18.2.3 conduct, defend or compromise any legal proceedings and settle any indebtedness;

         18.2.4   take all other steps they consider necessary.

18.3 These powers shall continue both during and after the ending of this Agreement and during any disability on your part until all sums due to us have been paid. You will ratify and confirm whatever shall be lawfully done under these powers.

18.4 You also irrevocably appoint any assignee of ours or any person to whom we may novate this Agreement to perform any of the acts set out above. We may also appoint or remove a substitute attorney.

19.      CONTACTING OTHER PARTIES

19.1     We may:

         19.1.1 provide your bank, auditors, accountants and other professional advisers with such information about your accounts with us as they may ask;

         19.1.2 obtain from your bank, auditors, accountants and other professional advisers such information as we may request.

19.2 You confirm that you have authorized the persons referred to in 19.1.2 to give us such information.

19.3 We may disclose this Agreement and any information which we have obtained:

         19.3.1 to any actual or potential assignee, transferee or sub-participant;

         19.3.2 to any agency, security trustee, agent and/or arranger in connection with any financing of any such assignee, transferee or sub-participant;

         19.3.3   in any listing particulars, prospectus or offering circular.

20.      ASSIGNMENT, DELEGATION AND FORCE MAJEURE

20.1 You consent to our novating to any other party any or all of our obligations, rights and remedies. This Agreement shall bind and enure to the benefit of our successors and assignees.

20.2 Except where the context otherwise requires, references to "we" or "us" shall include our successors, assignees and transferees in clauses conferring benefits and/or rights on us; in clauses imposing obligations on us, such references shall extend to such successors, assignees and transferees only if they shall specifically assume such obligations.

20.3     You will not, without our prior written consent:

         20.3.1 assign, grant security over or charge any of your rights or benefits or delegate any of your duties under this Agreement;

         20.3.2 dispose of any part of your business, assets or undertaking, except in the ordinary course of your business;

         20.3.3 create any securities, mortgages or charges on or over your assets or undertaking.

20.4 We shall not be liable to you for any consequential, secondary or indirect loss, injury or damage or any loss of or damage to goodwill, profits or anticipated savings. However nothing shall operate to excuse us from liability caused by the fraud of any of our officers.

20.5 We shall have no liability to you if we are delayed in or unable to perform our duties directly or indirectly because of an event of Force Majeure.

20.6 Any waiver or apparent waiver by us of any breach of any obligation or provision in this Agreement cannot be treated as a general waiver or be construed as implying or establishing consent to any subsequent breach.

21.      SERVICE OF NOTICES AND PROCESS

21.1 Except as otherwise stated, any written notice from us to you and any proceedings issued by us requiring service on you may be given or served by delivering it at or posting it to:

         21.1.1 your address stated in the client particulars or such other address advised to and acknowledged by us as being effective for the purposes of this clause; or

         21.1.2   your registered office; or

         21.1.3 any address last known to us at which you carried on business.

         It may also be handed to any officer of yours or be given by facsimile transmission or electronic medium to your number or address last known to us for communication by such means.

21.2     Any notice or process shall be considered served if:

         21.2.1   delivered    - at the time of delivery; or

         21.2.2   sent by post - 48 hours from the time of posting; or

         21.2.3 sent by facsimile transmission or electronic medium - at the time of transmission; or

         21.2.4   handed over  - at the time of handing over.

21.3 Any notice in writing by you to us under this Agreement shall take effect at the time it is received by us at our registered office.

22.      LAW AND JURISDICTION

22.1 Our relationship with you is to be governed and interpreted by English law. You submit to the jurisdiction of the English courts. We may, however, use the courts of any other jurisdiction.

23.      INTERPRETATION OF THIS AGREEMENT

23.1 Any reference to a statute includes any amendment or replacement or re-enactment of that statute for the time being and any order and any subordinate legislation made under it.

23.2 The singular includes the plural and vice versa. Reference to any gender shall include any other gender. References to a person or party shall be construed as references to any person, firm, company, corporation, association, partnership, government, whether local, national or supra-national or other official body.

23.3 The meaning of general words introduced by the word "other" is not to be limited by reference to any preceding words.

23.4 Where the meaning of a word or expression in this Agreement has to be considered in relation to any place outside England and such word or expression has no exact counterpart in that place, it is to have the meaning of its closest equivalent as conclusively determined by us.

23.5 The interpretation and construction of this Agreement shall not be affected by any headings, which are for convenience only.

24.      GENERAL

24.1 The whole agreement between you and us consists of only this document, including any annexes referred to in the Schedule (and any document referred to in such annexes). References to "the Agreement" or "this Agreement" include all the annexes and all subsequent amendments, variations or extensions. All earlier agreements, prior negotiations, quotations, warranties, advertisements and representations shall be of no effect. You have not relied upon any representation made to you by us or on our behalf or been influenced, induced or persuaded to enter into this Agreement by any representation.

24.2 We may use all or any of the rights and remedies contained in this Agreement. They are not exclusive of each other or of any rights or remedies given to us by law. If we choose not to enforce or cannot enforce any term or condition, this will not affect our right to enforce the rest of the Agreement or to enforce that term or condition at a later date. Also, such rights and remedies shall not be affected if we compromise with any Customer.

24.3 This Agreement is considered by both you and us to be reasonable. Should any part of it be valid only if some other part were deleted then the Agreement will apply as if it were so deleted. The remainder of this Agreement will not be affected by such deletion.

24.4 Except where clauses 5.1 (where we may change Limits at our complete discretion) and 9.11 apply, changes to the Agreement can be made between you and us in any way but will only come into effect on the date stated in our written confirmation to you of such change or if no such date is stated upon despatching such confirmation.

ANNEXE OF DEFINITIONS

In the attached Agreement the following expressions have the meanings set out below against each of them.

Accounting Records                       Force Majeure                                    Related Rights
Adjustments                              Funding Limit                                    Remittances
Assign                                   Funding Period                                   Repurchase
Associate                                Goods                                            Retention Percentage
Availability                             Ineligible Debt                                  Returned Goods
BACS                                     Initial Debt                                     Sale Contract
Base Rate                                Insolvent                                        Schedule
CHAPS                                    Limits                                           Scottish Debts
Client Advice                            Memorandum Discounting Statement                 Software
Concentration Limit Percentage           Non-Notifiable Debt                              Sterling
Contracted Value                         Notified/Notify/Notifying                        Termination Event
Customer                                 Notified Value                                   Transmission Defect
Debt                                     Offer                                            Terminations Log
Delivered                                Outstanding                                      United Kingdom/U.K.
Equipment Defect                         Prepayment                                       U.K. Debt
FacFlow                                  Purchase Price                                   VAT
FacFlow Transmission                     Receivables Purchased Account                    Your Responsibility

"ACCOUNTING       Any of the following:
 RECORDS"
                  (1)      accounting books, records and ledgers, financial and
                           management accounts;

                  (2) computer data or materials about your financial position, purchases and sales;

                  (3) all invoices, credit notes or documents evidencing entries in such books of accounts, records and computer data and any other documents we require.

"ADJUSTMENTS"     Any entry on your Customers' accounts which changes the
                  Notified Value of Debts.

"ASSIGN" The transfer of ownership which includes in Scotland the giving of an assignation.

"ASSOCIATE"       (1)      Any subsidiary or holding company of yours as
                           defined in sections 736 and 736A of the Companies
                           Acts 1985 to 1989; or

                  (2)      any other form of associate of yours as defined in
                           section 184 of the Consumer Credit Act 1974; or

                  (3) a director, partner, shareholder or employee of yours or the spouse of any of them; or

                  (4) any company in which you or any of them have an interest other than purely for investment purposes in a publicly quoted company.

"AVAILABILITY"             Your entitlement to Prepayment calculated by taking
                           the credit balance on the Receivables Purchased
                           Account and deducting:

                           (1)      the value of all Ineligible Debts;

                           (2)      the amount of Your Responsibility; and

                           (3)      the standard retention.

                           The standard retention is arrived at by:

                           (1) taking the balance on the sales ledger control; and then

                           (2) deducting the value of all Ineligible Debts; and then

                           (3) multiplying the resultant sum by the Retention Percentage.

"BACS"                     The Bankers Automated Clearing System.

"BASE RATE"                The Sterling Base Rate per annum quoted, from
                           time to time, by National Westminster Bank Plc or its successors or such other bank as we may tell you.

"CHAPS"                    The Clearing Houses Automated Payments System.

"CLIENT ADVICE"            Your notification to us, in such way as we may
                           specify, including in a FacFlow Transmission, of Debts, credit notes and Adjustments which have not previously been Notified to us together with such evidence of the performance of the Sale Contract or reasons for a credit note as we may specify.

"CONCENTRATION             A percentage established by us of the balance of all
 LIMIT PERCENTAGE"         Outstanding Notified Debts.

"CONTRACTED VALUE"         The amount of a Debt payable by a Customer in
                           accordance with the Sale Contract after taking into account any deduction, discount, claim or allowance.

"CUSTOMER"                 A person who incurs or may incur any indebtedness
                           under a Sale Contract.

"DEBT" Any present, future or contingent obligation of a Customer to make payment under a Sale Contract together with its Related Rights or where the context allows a part of such obligation or its Related Rights, including:

                           (1) the future right to recover sums due following the determination, assessment or agreement of the amount of the obligation; and

                           (2)      VAT; and

                           (3)      all duties and charges.

"DELIVERED"               In relation to Goods:

                           (1) their removal from your control and from your premises, carriers and agents; and

                           (2) their physical delivery to the Customer in the United Kingdom or to the Customer's order; and

                           (3)      the assumption of risk therein by the
                                    Customer; and

                           (4)      complete performance of the Sale Contract.

                           In relation to services: fully performed.

                           "Deliver" and "Delivery" are to be similarly construed.

"EQUIPMENT                 Any malfunction, failure, defect, downtime or
                           unavailability of computer equipment

                                   or

 DEFECT" software or any ancillary service or link including telephone or other communication systems.

"FACFLOW"                  A computerised data enquiry and transmission system
                           between you and us as updated from time to time.

"FACFLOW                   Any item of data transmitted between you and us
 TRANSMISSION"             using FacFlow.

"FORCE MAJEURE"            Any circumstances outside our or a Customer's
                           reasonable control, including an act of God, any exchange control, governmental or other official regulations or requirements, the outbreak of war, any terrorist act, revolution, civil insurrection, strike, lockout, industrial action or failure or non-operation of postal, banking or communication services.

"FUNDING LIMIT"            A monetary limit established by us in respect of
                           each Customer against which the Prepayment percentage will be applied.

"FUNDING PERIOD"           The period initially as specified in the Schedule,
                           after which Debts will rank as Ineligible Debts.

"GOODS"                    Any merchandise or services the subject of a Sale
                           Contract.

"INELIGIBLE DEBT"          A Debt:

                           (1) which is disputed or in respect of which the Customer shall dispute their liability to pay or pay it by its due date for payment; or

                           (2) in respect of which you shall be in breach of any undertaking or warranty given to us about it or any other obligations of yours to us arising from it; or

                           (3) which remains Outstanding beyond the end of the Funding Period; or

                           (4)      in excess of our Funding Limit; or

                           (5) owing by any Customer in excess of the Concentration Limit Percentage; or

                           (6) in respect of which legal proceedings have been threatened against the Customer; or

                           (7)      where the Customer is Insolvent; or

                           (8)      specified by us at any other time.

"INITIAL DEBT"             A Debt Outstanding at the date of this Agreement.

"INSOLVENT"

                           (A) In relation to you or any guarantor or indemnifier of your obligations to us - any of or the occurrence of any of the following:

                           (1) the issue of a petition or application, the calling of a meeting or making proposals, for any of the matters listed in sub section 'B' below;

                           (2) any part of your or their income or assets being subject to any of the following:

                                    -        seizure, distress, diligence or
                                             lien;
                                    -        enforcement of security rights;
                                    -        execution of legal process;
                                    -        sequestration;
                                    -        an injunction or interdict;
                                    -        attachment;
                                    -        other legal process;

                           (3) the service of any statutory demand under the Insolvency Act 1986;

                           (4) the entry or making of any judgment, order, decree or award which shall remain unsatisfied or whose terms shall not be complied with for seven days (except pending any appeal);

                           (5)      an application for a garnishee order;

                           (6) giving notice of the intended suspension of payments of debts;

                           (7)      becoming apparently insolvent;

                           and the taking of any steps for the commencement of any proceedings in respect of any of the above matters.

                           (B)      In relation to a Customer - any of
                                    following:

                           (1)      in relation to an individual -
                                    bankruptcy, apparent insolvency or
                                    sequestration or the granting of a trust deed for the benefit of creditors;

                           (2) in relation to a company - a resolution for voluntary winding up by reason of insolvency, a winding up order, the appointment of an administrator under the Insolvency Act 1986 or the appointment of a provisional liquidator or receiver (whether in or out of court) or an administrative receiver of any of its assets or income or a judicial factor;

                           (3)      in relation to a partnership - its
                                    bankruptcy, apparent insolvency or
                                    sequestration or its winding up or the
                                    appointment to it of an administrator under the Insolvency Act 1986 or the appointment of a judicial factor or an order for the bankruptcy or sequestration of any partner or the apparent insolvency of any partner or the grant by a partner of a trust deed for creditors;

                           (4) in relation to any person - entry into a voluntary arrangement under the Insolvency Act 1986 or apparent insolvency or any formal or informal arrangement generally for the benefit of creditors;

                           "Insolvency" shall be construed accordingly.

"LIMITS"                   Any of:

                           -        the Prepayment percentage;

                           -        Funding Limits;

                           -        Funding Period;

                           - the Prepayment review level initially shown in the Schedule;

                           -        the Concentration Limit Percentage.

"MEMORANDUM                An account operated by us to calculate discounting
 DISCOUNTING               charges.
 STATEMENT"

"NON-NOTIFIABLE            A Debt, owned by us under this Agreement, which must
 DEBT"                     not be Notified to us until we tell you, including
                           specifically those referred to in the Schedule and in clause 13.1.7.

"NOTIFIED/NOTIFY           Inclusion of a Debt in an Offer or Client Advice.
 NOTIFYING"

"NOTIFIED VALUE"           The amount of the Debt as shown in an Offer or Client
                           Advice.

"OFFER" An unconditional offer to sell us a Debt with full title guarantee to be made in such form and with such evidence of the performance of the Sale Contract as we may specify. Where more than one Debt is at the same time subject to an Offer it shall be treated as an independent offer to sell us each Debt so offered which may be accepted or rejected by us entirely at our discretion.

"OUTSTANDING"              A Debt unpaid by the Customer or a third party.

"PREPAYMENT"               A payment on account of the Purchase Price of Debts
                           calculated by applying the Prepayment percentage initially specified in the Schedule to their Notified
                           Value.

"PURCHASE PRICE"           The price payable by us for a Debt calculated in
                           accordance with clause 4.1.

"RECEIVABLES               An account reflecting the prospective Purchase Price
 PURCHASED                 of Debts.
 ACCOUNT"

"RELATED RIGHTS"           Any of the following in relation to any Debt or
                           Returned Goods:

                           (1) all your rights by law as an unpaid vendor or under the Sale Contract but without any obligation on us to complete the Sale Contract;

                           (2) all evidence of the Sale Contract or its performance or any disputes arising;

                           (3) documents of title to goods, warehouse keepers receipts, bills of lading, shipping documents, airway bills, certificates of origin, customs forms, commercial and consular invoices, insurance documents or similar;

                           (4)      the benefit of all insurances;

                           (5)      all Remittances, securities, bonds,
                                    guarantees and indemnities;

                           (6)      all Accounting Records to do with the Debt;

                           (7) the right to call for the ownership of all Returned Goods;

                           (8)      interest.

"REMITTANCES"              Cash, cheques, bills of exchange, negotiable and non
                           negotiable instruments, letters of credit, orders, drafts, promissory notes, electronic payments and any other instruments, methods or forms of payment or engagement received by us, you or your agents towards a Debt.

"REPURCHASE"               Our right to require you to buy back and in respect
                           of a Scottish Debt to take a reassignment from us of an Outstanding Debt at a price equivalent to its Notified Value or the Prepayment paid in respect of it.

"RETENTION                 100% less the Prepayment percentage from time to
 PERCENTAGE"               time.


"RETURNED GOODS"           Any Goods relating to or purporting to comply with a
                           Sale Contract which any Customer shall for any reason:

                           (1)      reject or give notice of rejection; or

                           (2) return or attempt to or wish to return to you or us; or

                           (3)      which you or we recover from a Customer.

"SALE CONTRACT"            A contract in any form, including a purchase order,
                           between you and a Customer for the sale or hire of Goods or the provision of services or work done and materials supplied.

"SCHEDULE"                 The Schedule to this Agreement.

"SCOTTISH DEBTS"           Debts arising under Sale Contracts where either
                           those Sale Contracts are governed by Scots law or the invoices for the Debts are addressed to Customers in Scotland.

"SOFTWARE"                 The software provided by us to enable you to use
                           FacFlow.

"STERLING"                 The lawful currency from time to time of the U.K.

"TERMINATION EVENT"        Any event listed in clause 17.1.

"TRANSMISSION              Any programming error, corruption or other defect,
 DEFECT"                   or any delay or failure or breach of security in a
                           FacFlow Transmission.

"TRANSMISSIONS             A record maintained by us of FacFlow Transmissions.
 LOG"

"UNITED KINGDOM/           The United Kingdom of Great Britain and Northern
 U.K."                     Ireland, the Channel Islands and the Isle of Man.

"U.K. DEBT"                A Debt evidenced by an invoice addressed to a
                           Customer in the United Kingdom.

"VAT"                      Value Added Tax.

"YOUR                      Monies payable or possibly payable to us in the
 RESPONSIBILITY"           future including liability:

                           (1) arising from debts transferred to us by any of your suppliers; or

                           (2) as a guarantor or indemnifier of another client of ours; or

                           (3)      for the breach of your obligations to us;
                                    or

                           (4)      for legal costs and expenses;

                           and our reasonable estimate of such monies where the amount cannot be immediately found out.

                   EXPORT DEBTS ANNEXE - INVOICE DISCOUNTING

EX 1 Where the Schedule to the Agreement shows that this annexe is to be incorporated into the Agreement then you will also Notify us of Export Debts and the terms of this annexe shall additionally apply.

EX 2 In this annexe the following expressions have the meanings set out against each of them:

         "APPROVED         A country, territory, region or continent referred
         TERRITORY"        to in the list at the end of this annexe or as we
                           may tell you in writing or by making the same available through FacFlow, even if no enquiry be made.

         "EXPORT           A Debt where the invoice is addressed to a Customer
         DEBT"             outside the United Kingdom and/or in respect of
                           which payment is to originate from outside the United Kingdom.

EX 3 The definition of a "Non-Notifiable Debt" in the Agreement is extended to include:

         (1) all Debts, which under the Sale Contract are to be discharged, wholly or in part, by letters of credit; and

         (2) all Debts where the invoice is addressed to a Customer outside an Approved Territory.

EX 4 The definition of "Delivered" in relation to Export Debts shall be treated as if item 2 of such definition were deleted.

EX 5 When you Notify us of an Export Debt you will be treated as additionally warranting to us that:

         (1) the Debt is payable by a Customer with an established place of business in the country to which the invoice is addressed, such country being an Approved Territory, and without any set-off or counterclaim;

         (2) the Customer has all unconditional authorities, licences and permits necessary for him lawfully to purchase and import the Goods and to pay for them by their due date for payment;

         (3) the exportation of the Goods does not breach the laws of the United Kingdom or any other country or territory.

EX 6 We may at any time remove any country, territory, region or continent from the definition of Approved Territory by written notice to you or by making the same available through FacFlow, even if no enquiry be made, but this shall not affect Debts Notified to us prior to our despatch of such notice.

EX 7 Where there is any conflict between the terms of this annexe and the remainder of the Agreement then the terms of this annexe shall prevail.


                                 EXP1

                          LIST OF APPROVED TERRITORIES

1. The following countries of the European Union - Austria, Belgium, Denmark, Republic of Ireland, Finland, France, Germany, Greece, Italy, Luxembourg, The Netherlands, Portugal, Spain, Sweden.

2.       Norway, Switzerland, Canada and The United States of America.

                               SPECIAL CONDITIONS

1. You will obtain loss of book debt records insurance with our interest noted therein, or alternatively sales ledger to be backed up at least weekly and copy disk stored offsite.

2. You will give all Customers paying by BACS, CHAPS or any other form of electronic transfer our nominated bank account details.

3. You will retain Customer Remittance Advices and make these available to us upon request, where a Remittance Advice is not received you will retain a copy of the cheque.

4. You must not include in an Offer or Notification any Debt until the Goods have been delivered in accordance with this Agreement.

5. You will obtain proof of Delivery in all cases and make these available to us upon request.


                                 EXP2

                                  THE SCHEDULE
                        (RECOURSE - DOMESTIC AND EXPORT)

1.       ANNEXE(S) INCORPORATED IN THIS AGREEMENT:              DEFINITIONS.
         (clause 24.1)
                                                                Export Debts.
2.       (A) MINIMUM PERIOD OF THIS AGREEMENT:
         (clause 2.1)                                           12 months from
                                                                the date this Agreement is made.
         (B) MINIMUM NOTICE PERIOD:
         (clause 2.1)                                           3 months.

3.       DEBTS TO WHICH THIS AGREEMENT APPLIES:
         (clause 1.1)                                           All U.K. Debts.
                                                                All Export Debts.
4.       MONTHLY RETURNS DUE DATE:
         (clause 16.3)                                          15th day of month following.

5.       BASIS ON WHICH ANALYSIS OF DEBTS IS TO BE AGED:
         (clause 16.3.1)                                        From each invoice date, separately identifying
                                                                the amounts of Outstanding Debts by
                                                                Customer showing Customer balances as
                                                                follows: total, up to 30 days old, 31 - 60
                                                                days old, 61 - 90 days old, and beyond 90
                                                                days old, plus a summary ageing of the
                                                                totals of each of these categories.

N.B. In paragraphs 6 to 14 below:

     - the provisions in the column headed U.K. Debts shall only apply to U.K. Debts and the provisions in the column headed Export Debts shall only apply to Export Debts;

     - if we keep the Receivables Purchased Account and the Memorandum Discounting Statement in respect of Debts in currencies other than Sterling then any sum expressed in Sterling shall be treated as if the words "or its currency equivalent" were also added.

                                             U.K. DEBTS                       EXPORT DEBTS

6.       MINIMUM NOTIFICATION                We must receive a Client         We must receive a Client
         REQUIREMENTS:                       Advice from you at least         Advice from you at least
         (clause 17.1.12)                    once every 4 weeks.              once every 4 weeks.

7.       PREPAYMENT PERCENTAGE:              70%.                             70%.
         (definition of "Prepayment")

8.       FUNDING PERIOD:                     90 days from end of month        90 days from end of month
         (definition of "Ineligible          of invoice.                      of invoice.
         Debt" and "Funding
         Period")


                                      SCH1

                                             U.K. DEBTS                       EXPORT DEBTS

9.       PREPAYMENT REVIEW                   To be determined by us.          To be determined by us.
         LEVEL:
         (clause 8.2)

10.      DISCOUNTING CHARGE:                 1.50% above Base Rate.           1.50% above Base Rate.
         (clause 9.1)

11.      COMMISSION CHARGE:                  0.08% of the Notified Value      0.08% of the Notified Value
         (clause 9.3)                        of each Debt.                    of each Debt.

12.      MINIMUM COMMISSION                  In any period of 12              In any period of 12
         CHARGE:                             month(s) (pound) 6000.           month(s) (pound) 6000.
         (clause 9.4)

         Where both U.K. Debts and Export Debts are subject to this Agreement, the minimum commission charge in respect of all Debts shall be (pound) 6000.

13.      YOUR PAYMENT AND                    30 days from date of             30 days from date of
         SETTLEMENT DISCOUNT                 invoice with a settlement        invoice with a settlement
         TERMS:                              discount not exceeding n/a       discount not exceeding n/a
         (clause 13.1.1)                     %.                               %.

14.      ADDITIONAL NON-NOTIFIABLE           Sales to associated              Sales to associated
         DEBTS:                              companies, cash and credit       companies, cash and credit
         (clause 13.1.7)                     card sales.                      card sales.

15.      CONDITIONS TO BE COMPLIED WITH BEFORE WE START MAKING PREPAYMENTS:

1. We are to receive the corporate guarantee and indemnity of Krug International (UK) Ltd, Hago Products Limited, Beldray Limited and Bradley International Holdings Limited.

2.       We are to be satisfied with a statement of your millennium compliance.

3. We are to receive and be satisfied with a copy of your Certificate of Incorporation and Memorandum & Articles and Association.

4. We require an all assets mortgage debenture, the cost of which will be borne by you.

5. We require a deed of priority from National Westminster Bank Plc in respect of LND'S mortgage debenture.

6. We are to receive a letter of waiver from National Westminster Bank Plc, in our standard form to allow us to purchase your Debts.

7. The practice of accepting on account payments is to cease from commencement. All receipts are to be correctly allocated.


                                      SCH2

16.  SPECIAL CONDITIONS:

1. We are to receive a copy of your quarterly management accounts within 6 weeks of quarter end, commencing with quarter ending 30th September 1999.

2. You will obtain loss of book debt records insurance with our interest noted therein, or alternatively sales ledger to be backed up at least weekly and copy disk stored offsite.

3. You will give all Customers paying by BACS, CHAPS or any other form of electronic transfer our nominated bank account details.

4. You will retain Customer Remittance Advices and make these available to us upon request, where a Remittance Advice is not received you will retain a copy of the cheque.

5. You must not include in an Offer or Notification any Debt until the Goods have been delivered in accordance with this Agreement.

6. You will obtain proof of Delivery in all cases and make these available to us upon request.

7.   Collecting drivers are to sign despatch notes in all cases.

8. Argos is to be ledgered separately and a prepayment percentage of 50% will apply to this ledger.

9. Accrual in respect of retrospective rebates is to be advised to LND at commencement. A reserve will be maintained and updated at audit or more regularly at LND's discretion.

CLIENT PARTICULARS

CORPORATE CLIENT

NAME:                                     Klippan Limited

COMPANIES REGISTRY NO:                    02264274
ADDRESS:                                  Byron Street, Carlisle

                                          Cumbria

                                          CA2 5TD

NATURE OF YOUR BUSINESS:                  Manufacturer of child safety equipment

EXECUTION

To confirm the respective consent of each party to this Agreement and to acknowledge having had the opportunity to take independent legal advice both parties have executed and delivered this agreement as indicated below on the Twenty Seventh day of September 1999.


SIGNED and DELIVERED as a deed on           )
behalf of LOMBARD NATWEST DISCOUNTING       )
LIMITED by * Stephen Harper                 )   /s/ Stephen Harper
            ---------------------------     )   ----------------------------
duly appointed Attorney in the presence     )   Attorney for Lombard NatWest
of this Witness:                                Discounting Limited

Witness' Signature:   /s/ Alex Tang
                      --------------------------------------
Witness' Full Names:  Alex Tang
                      --------------------------------------

Witness' Address:     c/o Smith House, PO BOX 50 Elmwood Ave
                      --------------------------------------
                      Feltham, Middlesex TW137QD
                      --------------------------------------

Witness' Occupation:  Account Manager's Assistant
                      --------------------------------------

CORPORATE CLIENT

SIGNED and DELIVERED as a deed on behalf of )
                                            )
KLIPPAN LIMITED                             )
------------------------------------------- )
                                            )
by *    Robert M Thornton Jr.               ) /s/ Robert M Thornton Jr.
    --------------------------------------- ) ---------------------------------
                                   Director )        Signature of Director
                                            )
and *   David Wright                        ) /s/ David Wright
     -------------------------------------- ) ---------------------------------
                                 **Director          Signature of **Director

Key
*        Insert full names.
**       Delete as applicable.